UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          September 22, 2005

AMES TRUE TEMPER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118086	22-2335400
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

465 Railroad Avenue, Camp Hill,
Pennsylvania 17011
(Address of Principal Executive
Offices, including Zip Code)

(717) 737-1500

(Registrant's telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Item 8.01    Other Events

On September 22, 2005, Ames True Temper, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

99.1        Press Release issued on September 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES TRUE TEMPER, INC. (Registrant)
Date: September 23, 2005	By: /s/ Richard C. Dell Richard C. Dell (Principal Executive Officer)